The_____
                                    Westport
                                    ___Funds


                                     [LOGO]


                                 Annual Report
                               December 31, 1998


                                  -----------
                                    WESTPORT
                                  INVESTMENTS
                                  -----------

Letter to Shareholders                                         February 11, 1999
================================================================================

Dear Fellow Shareholder:

The Westport Fund and the Westport Small Cap Fund completed their first year on December 31, 1998. The results in this first year for both Funds were favorable. While the Westport Fund failed to surpass the S&P 400 Mid Cap Index, the performance of this Index was skewed by retention of America Online, Inc. (AOL) in the Index long after it became a large capitalization issue. Appreciation of the Westport Small Cap Fund exceeded that of the Russell 2000 Index by approximately 18 percentage points. Based on Morningstar's compilation of 1998 fund performance, the Westport Small Cap Fund was ranked second out of 123 small cap value funds.

1998 was a year in which returns on common stocks were highly dependent on stock market capitalization. On average, stocks with a capitalization of more than $20 billion at the start of the year climbed by 25.9%, and those in the $5 billion-to-$20 billion range rose by 6.2%. But the average stock in other groups
- including capitalizations from $2 billion to $5 billion - declined in price, with those under $250 million sliding more than 24%. Two-thirds of all U.S. stocks ended the year with a loss.

                                Table of Results
                               THE WESTPORT FUNDS
                               1998 Total Returns

--------------------------------------------------------------------------------
                                                 Comparative
Fund                                  Return     Index                   Return
--------------------------------------------------------------------------------
Westport Fund - Class R                12.2%     S&P 400 Mid Cap          19.1%
Westport Small Cap Fund - Class R*     15.4%     Russell 2000             -2.5%
--------------------------------------------------------------------------------

The contraction in Asia that began a year and one-half ago, plus continuing recession and inaction on banking reform in Japan, has placed significant downward pressure on commodity prices. Lower commodity prices were a major contributor to Russia's default on its debt and the collapse of its currency in late summer. These events in Russia caused turmoil in worldwide financial markets during the third quarter. Concern that sinking worldwide financial markets would depress global economic activity caused the Federal Reserve to lower the Fed Funds rate a total of 0.75% beginning at the end of September, and along with similar actions by other central banks, the possibility of a global credit crunch was preempted. The easing of monetary policy ignited a liquidity driven rally in U.S. equity markets during the fourth quarter that more than erased the significant losses recorded in the third quarter. The focus of this rally narrowed to those companies expected to sustain earnings growth with technology issues benefiting disproportionately. Domestic manufacturing companies facing competition from imported goods were noticeably absent from the rally. Significant pricing pressures from imports offset the benefits of continued cost-cutting measures by these companies.

PORTFOLIO HIGHLIGHTS

The investment strategy utilized at The Westport Funds is to identify undervalued securities and the factors or events likely to remove the undervaluation. This variant of value investing imposes a discipline on the investment process that avoids highly risky situations leaving opportunistic ones. A primary issue confronting value investors is current valuation levels in the domestic markets, especially after the fourth quarter rally.

A convenient benchmark for comparing valuations is the one used by Federal Reserve Chairman Alan Greenspan. He favors a comparison of a stock market index P/E to the inverse of the yield on a 10 year Treasury note as one means of measuring equity market valuation relative to a fixed income alternative. At year end 1998, the P/E analog for the benchmark Treasury was 21. Continued strong price appreciation in 1998 for large capitalization companies raised the P/E for the S&P 500 Index at year end to 27, based on estimated 1999 earnings of forty-six dollars, indicating overvaluation. In contrast, the P/E for the Russell 2000 Index based on 1999 estimates is 21. The median P/Es for the Westport Fund and Westport Small Cap Fund based on 1999 estimates are 15 and 15.5, respectively. On a price-to-earnings valuation basis, smaller companies are clearly more attractive.

Technology companies accounted for much of the appreciation in equity market indices in 1998. That strength, especially among larger companies, is related to rapid expansion of the Internet's penetration among U.S. households and businesses. The expansion of Internet infrastructure requires large amounts of hardware including networking components, servers and PC's, as well as software and other elements generally supplied by large companies. The Internet's rapid expansion should continue since it is revolutionizing the access to and delivery of information within the U.S. But the important question for investors is whether stock market valuations of Internet companies is rational. Fed Chairman Greenspan provided an answer to this question before the Senate Budget Committee last month. He stated that the size of the opportunity created by the Internet for some companies is so huge that a "lottery principle" (i.e., a small number of participants will succeed, justifying high current prices for all, even though the vast majority will fail) has led to pie-in-the-sky stock market valuations for many Internet companies.

The Westport Funds have not invested in Internet companies since they are not consistent with elements of the Funds' investment strategy. However, both Funds have benefited from the Internet's expansion by investment in attractively valued suppliers. For example, Rational Software Corp. supplies software development tools that accelerate the construction of web-based systems for e-commerce and other applications. Another example is Anadigics, Inc. which supplies integrated circuits for digital cable TV systems and modems. As the number of Internet users and services increases, faster transmission is desired which is most easily provided through the greater bandwidth available on the cable TV infrastructure in contrast to telephone lines.

WESTPORT FUND

The growth of the Internet had a dramatic impact on the S&P 400 Mid Cap Index. Much of that Index's appreciation in 1998, and especially in the fourth quarter of 1998, resulted from the spectacular performance of America Online, Inc. By
December 30, 1998, AOL had become the dominant member of the S&P 400 Mid Cap Index with a market capitalization of nearly $70 billion, ranking it among the top 35 public companies and far above the capitalization range for mid cap companies. AOL appreciated 552% in 1998 through December 30, 1998 when it was finally moved to the S&P 500 Index. AOL's performance added more than 7.2% to the Mid Cap Index in 1998. The total return of the Westport Fund was consistent with that of the S&P 400 Mid Cap Index, excluding AOL.

The portfolio of the Westport Fund is fairly concentrated, consisting of the stocks of thirty-two companies. While portfolio investments are selected on a company-by-company basis, a number of attractive industries have representation in the portfolio. Software companies comprise the largest industry commitment. These companies have attractive businesses because they typically provide proprietary products. Middle market hospital companies and selected oil and gas companies currently offer attractive valuations. However, in both segments, stock market concerns about industry conditions will persist in the near term but appear to be overdone. Some of the positive contributors to the 1998 results were Rational Software Corp., Duane Reade, Inc. (metropolitan New York drugstore retailer), Acxiom Corp. (information-management for direct marketers), and MediaOne Group, Inc. (cable TV and wireless telephony). The most disappointing industry segments in 1998 were health care and international transportation companies.

WESTPORT SMALL CAP

The Westport Small Cap Fund portfolio at year-end included forty-seven companies with business products and services the largest commitment. The companies in this segment are characterized by strong market positions for their products and services. Regional banks and thrifts represent another significant industry commitment. These small financial institutions have attractive geographic franchises and extremely low valuations. A large number of portfolio holdings were purchased at attractive prices due to marketplace concerns about near-term problems. Sensormatic Electronics Corp. and Unitrode Corp. are two examples.

Our investment strategy focuses on purchasing attractive businesses at a discount. The acquisition of portfolio companies by other companies is confirmation of the successful implementation of the Fund's investment strategy. The excellent 1998 results for the Small Cap Fund were enhanced by the takeover of three portfolio companies - Vanguard Cellular Systems, Willis Corroon Group Plc, and Lumen Technologies Inc. Excluding these takeovers, some of the best performing holdings for the Fund were: Alpha Industries, Inc. (electronic components for wireless communications), Rational Software Corp., Reynolds & Reynolds Co. (information management systems), and Unigraphics Solutions, Inc. (computer graphics software). The most disappointing results were turned in by the regional bank and thrift sector due to a dramatic reduction in acquisition activity in 1998 versus prior years.

SUMMARY

The strength of the U.S. economy was exceptional in 1998, finishing with fourth quarter GDP growth exceeding 5%. While the international outlook for economic growth is less sanguine, especially given recent currency and economic problems in Brazil, it appears that 1999 will be a year of continued satisfactory domestic economic growth.

With a sound domestic economy, a sound domestic fiscal policy producing a surplus, and a lack of inflationary pressure that would otherwise restrain the Federal Reserve from providing additional liquidity if needed, the outlook for domestic equity markets is for further gains. However, domestic markets are likely to remain volatile despite the Federal Reserve's prompt fourth quarter 1998 easing to preempt a global credit crunch.

With the difference in 1998 returns between the S&P 500 Index and Russell 2000 Index exceeding 31%, valuation clearly favors smaller capitalization companies, the mainstay of The Westport Funds. This divergence creates opportunities and helps to suppress risks in the Funds' portfolios, producing a favorable operating environment for the Funds despite the higher level of market volatility.

We would like to express our appreciation to our fellow shareholders who have shown confidence by investing with us to launch The Westport Funds. We will work diligently to build on the Funds' initial success.

Sincerely,

/s/ Edmund H. Nicklin, Jr.              /s/ Andrew J. Knuth
Edmund H. Nicklin, Jr.                  Andrew J. Knuth
Portfolio Manager                       Portfolio Manager

* For total return and other information relating to Class I shares of the Westport Small Cap Fund, see the Financial Highlights on page 9.

        Comparison of the Change in Value of a $10,000 Investment in the Westport Fund - Class R and the S&P 400 Mid Cap Index

                                        12/31/98
                                        --------
Westport Fund - Class R                 $11,220
S&P 400 Mid Cap Index                   $11,909

                              --------------------
                                 Westport Fund
                                  Total Return
                                Since Inception*
                              Class R       12.20%
                              --------------------

           Past performance is not predictive of future performance.


        Comparison of the Change in Value of a $10,000 Investment in the Westport Small Cap Fund - Class R and the Russell 2000 Index

                                        12/31/98
                                        --------
Westport Small Cap Fund - Class R       $11,540
Russell 2000 Index                      $ 9,745

                            -----------------------
                            Westport Small Cap Fund
                                 Total Returns
                                Since Inception*
                             Class R        15.40%
                             Class I         5.77%
                            -----------------------

           Past performance is not predictive of future performance.

* The charts above represent the performance of Class R shares only, which may vary from the performance of Class I shares based on differences in expenses paid by shareholders in the different classes. Commencement of operations of Class R shares was January 2, 1998, and the initial public offering of Class I shares for the Westport Small Cap Fund was February 16, 1998.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998
============================================================================================
                                                                                  Westport
                                                                 Westport        Small Cap
                                                                   Fund             Fund
--------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost ....................................    $  5,765,216     $ 52,610,981
                                                               ============     ============
   At market value (Note 2) ...............................    $  6,172,647     $ 56,379,781
Dividends receivable ......................................           2,389           35,374
Receivable for capital shares sold ........................         578,735          190,056
Receivable for securities sold ............................              --           29,008
Organization expenses, net (Note 2) .......................          17,401           17,401
Other assets ..............................................          15,349           17,321
                                                               ------------     ------------
   TOTAL ASSETS ...........................................       6,786,521       56,668,941
                                                               ------------     ------------
LIABILITIES
Payable for securities purchased ..........................         658,855        2,715,246
Payable to affiliates (Note 4) ............................          22,571           66,176
Other accrued expenses and liabilities ....................           6,195           20,604
                                                               ------------     ------------
   TOTAL LIABILITIES ......................................         687,621        2,802,026
                                                               ------------     ------------
NET ASSETS ................................................    $  6,098,900     $ 53,866,915
                                                               ============     ============
Net assets consist of:
Paid-in capital ...........................................    $  5,720,686     $ 50,163,937
Accumulated net realized losses from security transactions          (29,217)         (65,822)
Net unrealized appreciation on investments ................         407,431        3,768,800
                                                               ------------     ------------
Net assets ................................................    $  6,098,900     $ 53,866,915
                                                               ============     ============

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares .................    $  6,098,900     $ 20,636,967
                                                               ============     ============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ...........         543,799        1,787,556
                                                               ============     ============
Net asset value, offering price and
   redemption price per share (Note 2) ....................    $      11.22     $      11.54
                                                               ============     ============

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares .................    $         --     $ 33,229,948
                                                               ============     ============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ...........              --        2,877,313
                                                               ============     ============
Net asset value, offering price and
   redemption price per share (Note 2) ....................    $         --     $      11.55
                                                               ============     ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1998
================================================================================================
                                                                                       Westport
                                                                       Westport       Small Cap
                                                                         Fund           Fund
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ....................................................    $    29,855     $   279,541
                                                                     -----------     -----------
EXPENSES
   Investment advisory fees (Note 4) ............................         34,289         247,031
   Registration fees, Common ....................................          8,722          21,117
   Registration fees, Class R ...................................         11,018          12,348
   Registration fees, Class I ...................................         12,049          11,049
   Accounting services fees (Note 4) ............................         22,000          27,500
   Administration fees (Note 4) .................................         11,000          31,382
   Transfer agent fees, Class R (Note 4) ........................         13,200          11,000
   Transfer agent fees, Class I (Note 4) ........................             --          11,000
   Insurance expense ............................................          8,063           8,063
   Custodian fees ...............................................          4,738          10,869
   Trustees fees ................................................          7,357           7,357
   Professional fees ............................................          5,435           5,435
   Postage and supplies .........................................          4,506           5,764
   Amortization of organization expenses (Note 2) ...............          4,350           4,350
   Shareholder report costs .....................................          1,959           2,280
   Other expenses ...............................................            733             957
                                                                     -----------     -----------
      TOTAL EXPENSES ............................................        149,419         417,502
   Fees waived and/or expenses reimbursed by the Adviser (Note 4)        (92,271)        (46,948)
                                                                     -----------     -----------
      NET EXPENSES ..............................................         57,148         370,554
                                                                     -----------     -----------

NET INVESTMENT LOSS .............................................        (27,293)        (91,013)
                                                                     -----------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions ...............        (29,217)        (65,822)
   Net change in unrealized appreciation/
      depreciation on investments ...............................        407,431       3,768,800
                                                                     -----------     -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ................        378,214       3,702,978
                                                                     -----------     -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................    $   350,921     $ 3,611,965
                                                                     ===========     ===========

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1998
===========================================================================================
                                                                                Westport
                                                                Westport        Small Cap
                                                                  Fund             Fund
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss ...................................    $    (27,293)    $    (91,013)
   Net realized losses from security transactions ........         (29,217)         (65,822)
   Net change in unrealized appreciation/
      depreciation on investments ........................         407,431        3,768,800
                                                              ------------     ------------
Net increase in net assets from operations ...............         350,921        3,611,965
                                                              ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
CLASS R
   Proceeds from shares sold .............................       7,691,385       20,616,984
   Payments for shares redeemed ..........................      (1,993,406)      (1,845,989)
                                                              ------------     ------------
Net increase in net assets from Class R share transactions       5,697,979       18,770,995
                                                              ------------     ------------
CLASS I
   Proceeds from shares sold .............................              --       32,884,086
   Payments for shares redeemed ..........................              --       (1,450,131)
                                                              ------------     ------------
Net increase in net assets from Class I share transactions              --       31,433,955
                                                              ------------     ------------
Net increase in net assets from capital share transactions       5,697,979       50,204,950
                                                              ------------     ------------
TOTAL INCREASE IN NET ASSETS .............................       6,048,900       53,816,915

NET ASSETS:
   Beginning of year (Note 1) ............................          50,000           50,000
                                                              ------------     ------------
   End of year ...........................................    $  6,098,900     $ 53,866,915
                                                              ============     ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
FINANCIAL HIGHLIGHTS
=================================================================================================
         Per Share Data for a Share Outstanding Throughout the Periods Ended December 31, 1998(A)
-------------------------------------------------------------------------------------------------
                                                                              Westport
                                                        Westport              Small Cap
                                                          Fund                   Fund
                                                       ----------      --------------------------
                                                        Class R         Class R         Class I
-------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $    10.00      $    10.00      $    10.92
                                                       ----------      ----------      ----------
Income from investment operations:
   Net investment loss ............................         (0.05)          (0.02)          (0.02)
   Net realized and unrealized gains on investments          1.27            1.56            0.65
                                                       ----------      ----------      ----------
Total from investment operations ..................          1.22            1.54            0.63
                                                       ----------      ----------      ----------
Net asset value at end of period ..................    $    11.22      $    11.54      $    11.55
                                                       ==========      ==========      ==========

Total return ......................................        12.20%          15.40%           5.77%
                                                       ==========      ==========      ==========

Net assets at end of period (000's) ...............    $    6,099      $   20,637      $   33,230
                                                       ==========      ==========      ==========

Ratio of net expenses to average net assets .......         1.50%           1.50%           1.50%(C)

Ratio of gross expenses to average net assets(B) ..         3.60%           1.79%           1.64%(C)

Ratio of net investment loss to average net assets        (0.71)%         (0.39)%         (0.36)%(C)

Portfolio turnover rate ...........................           63%             19%             19%

(A) Represents the year ended December 31, 1998, except for Class I shares of the Westport Small Cap Fund which represents the period from its initial public offering of shares (February 16, 1998) through December 31, 1998.

(B) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

(C)  Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
================================================================================

1.   ORGANIZATION

The Westport Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware business trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Small Cap Fund (the Funds). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on January 2, 1998.

The Westport Fund seeks a return composed of capital appreciation by investing in the securities of companies which are undervalued relative to such company's assets or long-term earnings potential. The Fund invests primarily in equity securities and current income is a secondary consideration. The median market capitalization of the companies the Fund invests in is expected to be mid-range-- between $1 billion and $5 billion.

The Westport Small Cap Fund seeks long-term capital appreciation by investing in the securities of companies which are undervalued relative to such company's assets or long-term earnings potential. The Fund invests primarily in equity securities of companies with market capitalizations less than or equal to $1 billion.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares (Note 4), and (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable. As of December 31, 1998, the public offering of Class I shares of the Westport Fund had not commenced.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation-- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at the last reported sale price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Organization expenses-- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax-- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 1998:

--------------------------------------------------------------------------------
                                                 Westport            Westport
                                                   Fund           Small Cap Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ..........       $    856,159        $  8,058,228
Gross unrealized depreciation ..........           (466,737)         (4,351,567)
                                               ------------        ------------
Net unrealized appreciation ............       $    389,422        $  3,706,661
                                               ============        ============
Federal income tax cost ................       $  5,783,225        $ 52,673,120
                                               ============        ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of December 31, 1998, the Westport Fund and the Westport Small Cap Fund had capital loss carryforwards for federal income tax purposes of $11,208 and $3,683, respectively, which expire on December 31, 2006. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.   INVESTMENT TRANSACTIONS

For the year ended December 31, 1998, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $7,733,652 and $2,372,395, respectively, for the Westport Fund, and $52,365,467 and $4,614,385, respectively, for the Westport Small Cap Fund.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Westport Advisers, LLC (the Adviser), or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of average daily net assets for the Westport Fund, and at an annual rate of 1.00% of average daily net assets for the Westport Small Cap Fund.

In order to voluntarily reduce operating expenses during the year ended December 31, 1998, the Adviser, for the Westport Fund, waived investment advisory fees of $34,289 and reimbursed the Fund for $21,715 of common expenses, $24,218 of Class R expenses and $12,049 of Class I expenses, and for the Westport Small Cap Fund, waived $34,309 of investment advisory fees and reimbursed the Fund for $12,639 of Class R expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.125% on its average daily net assets up to $50 million; 0.10% on the next $50 million of such net assets; and 0.075% on such net assets in excess of $100 million, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a minimum monthly fee for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, CFS receives a monthly fee from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services not otherwise provided by the transfer agent. For these services, each Fund pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. For the year ended December 31, 1998, no shareholder servicing fees were paid or accrued by the Funds.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement, on behalf of the Funds, with CW Fund Distributors, Inc. (the Distributor). Pursuant to the Distribution Agreement, the Distributor acts as distributor of each Fund's shares. The Distributor receives no compensation for its services and is an affiliate of CFS.

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the year ended December 31, 1998:

--------------------------------------------------------------------------------
                                                     Westport         Westport
                                                       Fund       Small Cap Fund
--------------------------------------------------------------------------------
CLASS R
Shares sold ..................................        722,348         1,956,945
Shares redeemed ..............................       (183,549)         (174,389)
                                                     --------         ---------
Net increase in shares outstanding ...........        538,799         1,782,556
Shares outstanding, beginning of year ........          5,000             5,000
                                                     --------         ---------
Shares outstanding, end of year ..............        543,799         1,787,556
                                                     ========         =========

CLASS I
Shares sold ..................................             --         3,016,287
Shares redeemed ..............................             --          (138,974)
                                                     --------         ---------
Net increase in shares outstanding ...........             --         2,877,313
Shares outstanding, beginning of year ........             --                --
                                                     --------         ---------
Shares outstanding, end of year ..............             --         2,877,313
                                                     ========         =========
--------------------------------------------------------------------------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998
================================================================================
                                                                        Market
COMMON STOCKS -- 94.1%                                     Shares       Value
--------------------------------------------------------------------------------
BROADCASTING/CABLE TV -- 8.5%
Cox Radio, Inc. - Class A (a) .......................       6,700   $   283,075
MediaOne Group, Inc. (a) ............................       5,000       235,000
                                                                    -----------
                                                                        518,075
                                                                    -----------
BUSINESS PRODUCTS & SERVICES -- 22.0%
Acxiom Corporation (a) ..............................       8,000       248,000
Parametric Technology Corporation (a) ...............       5,500        90,063
PLATINUM Technology International, Inc. (a) .........       7,500       143,437
Policy Management Systems Corporation (a) ...........       3,000       151,500
Rational Software Corporation (a) ...................      15,500       410,750
Shared Medical Systems Corporation ..................       6,000       299,250
                                                                    -----------
                                                                      1,343,000
                                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 11.5%
Consolidated Stores Corporation (a) .................       7,500       151,406
Duane Reade, Inc. (a) ...............................       7,000       269,500
Fingerhut Companies, Inc. ...........................       1,800        27,787
Marks Bros. Jewelers, Inc. (a) ......................       7,400       133,200
Rural/Metro Corporation (a) .........................      11,000       120,313
                                                                    -----------
                                                                        702,206
                                                                    -----------
FINANCE -- 1.0%
Freedom Securities Corporation ......................       4,000        60,500
                                                                    -----------
HEALTH CARE -- 3.8%
Universal Health Services, Inc. - Class B (a) .......       4,500       233,438
                                                                    -----------
INDUSTRIAL SPECIALTY PRODUCTS -- 15.4%
Anadigics, Inc. (a) .................................      10,900       124,668
C&D Technologies, Inc. ..............................       9,000       247,500
JLG Industries, Inc. ................................       8,000       125,000
Strattec Securities Corporation (a) .................       6,500       195,000
Unitrode Corporation (a) ............................      14,000       245,000
                                                                    -----------
                                                                        937,168
                                                                    -----------
OIL & GAS PRODUCTS -- 5.1%
Pogo Producing Company ..............................      17,500       227,500
Southwestern Energy Company .........................      11,000        82,500
                                                                    -----------
                                                                        310,000
                                                                    -----------
OIL & GAS SERVICES -- 1.1%
Petroleum Helicopters, Inc. .........................       4,000        64,500
                                                                    -----------
REGIONAL BANKS & THRIFTS -- 4.5%
Republic Banking Corporation of Florida .............      10,000       106,250
Sterling Financial Corporation ......................      10,000       170,000
                                                                    -----------
                                                                        276,250
                                                                    -----------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998
================================================================================
                                                                       Market
COMMON STOCKS -- 94.1% (Continued)                         Shares      Value
--------------------------------------------------------------------------------
SECURITY PRODUCTS & SERVICES -- 3.9%
Pittston Brink's Group ..............................       7,500   $   239,063
                                                                    -----------
TRANSPORTATION -- 9.0%
Airborne Freight Corporation ........................       7,000       252,438
Circle International Group, Inc. ....................       7,000       143,500
Expeditors International Wash, Inc. .................       3,685       154,770
                                                                    -----------
                                                                        550,708
                                                                    -----------
UTILITIES -- 3.6%
El Paso Electric Company (a) ........................      25,000       218,750
                                                                    -----------

OTHER -- 4.7% .......................................                   285,812
                                                                    -----------

TOTAL COMMON STOCKS (Cost $5,332,039) ...............               $ 5,739,470
                                                                    -----------
MONEY MARKETS -- 7.1%
Star Treasury Fund (Cost $433,177) ..................     433,177   $   433,177
                                                                    -----------

TOTAL INVESTMENT SECURITIES -- 101.2% (Cost $5,765,216)             $ 6,172,647

LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.2)% .....                   (73,747)
                                                                    -----------

NET ASSETS -- 100.0% ................................               $ 6,098,900
                                                                    ===========

(a)  Non-income producing security.

See accompanying notes to financial statements.

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998
================================================================================
                                                                       Market
COMMON STOCKS -- 95.5%                                     Shares      Value
--------------------------------------------------------------------------------
AIRCRAFT MAINTENANCE & SERVICES -- 2.9%
AAR Corporation .....................................      51,250   $ 1,223,594
Sifco Industries ....................................      25,400       315,912
                                                                    -----------
                                                                      1,539,506
                                                                    -----------
BROADCASTING/CABLE TV -- 3.6%
Emmis Communications Corporation (a) ................      45,000     1,951,875
                                                                    -----------
BUSINESS PRODUCTS & SERVICES -- 17.1%
Barrett Business Services, Inc. (a) .................      50,000       425,000
MapInfo Corporation (a) .............................      33,500       519,250
Rational Software Corporation (a) ...................     100,000     2,650,000
Reynolds and Reynolds Company (The) - Class A .......     130,000     2,981,875
Unigraphics Solutions Inc. (a) ......................     121,500     1,761,750
Volt Information Sciences, Inc. (a) .................      38,412       866,671
                                                                    -----------
                                                                      9,204,546
                                                                    -----------
COMMUNICATIONS EQUIPMENT & SERVICES -- 1.0%
Vanguard Cellular Systems, Inc. (a) .................      21,600       557,550
                                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 10.1%
Applebee's International, Inc. ......................      50,000     1,031,250
Duane Reade, Inc. (a) ...............................      35,500     1,366,750
Fingerhut Companies, Inc. ...........................      76,400     1,179,425
Marks Bros. Jewelers, Inc. (a) ......................      43,100       775,800
Royal Olympic Cruise Lines (a) ......................      94,100       317,587
Ruby Tuesday, Inc. ..................................      37,000       786,250
                                                                    -----------
                                                                      5,457,062
                                                                    -----------
FINANCE -- 1.4%
Freedom Securities Corporation ......................      50,000       756,250
                                                                    -----------
HEALTH CARE -- 6.8%
Quorum Health Group, Inc. (a) .......................      90,000     1,164,375
Universal Health Services, Inc. - Class B (a) .......      35,500     1,841,562
Vencor, Inc. (a) ....................................     140,000       630,000
                                                                    -----------
                                                                      3,635,937
                                                                    -----------
INDUSTRIAL SERVICES -- 2.5%
XTRA Corporation ....................................      32,500     1,344,688
                                                                    -----------
INDUSTRIAL SPECIALTY PRODUCTS -- 14.4%
Alpha Industries, Inc. (a) ..........................      55,850     2,010,600
Anadigics, Inc. (a) .................................      66,200       757,162
C&D Technologies, Inc. ..............................      70,900     1,949,750
JLG Industries, Inc. ................................      50,000       781,250
Rogers, Inc. (a) ....................................      17,300       516,838
Unitrode Corporation (a) ............................     100,000     1,750,000
                                                                    -----------
                                                                      7,765,600
                                                                    -----------

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998
================================================================================
                                                                       Market
COMMON STOCKS -- 95.5% (Continued)                         Shares      Value
--------------------------------------------------------------------------------
MEDICAL PRODUCT WHOLESALERS -- 5.3%
Bindley Western Industries, Inc. ....................      33,333   $ 1,641,650
Owens & Minor, Inc. .................................      76,550     1,205,663
                                                                    -----------
                                                                      2,847,313
                                                                    -----------
REGIONAL BANKS & THRIFTS -- 12.7%
Harbor Florida Bancshares ...........................     100,000     1,118,750
PBOC Holdings, Inc. (a) .............................      57,500       589,375
Republic Banking Corporation of Florida .............      50,000       531,250
Seacoast Financial Services Corporation (a) .........     156,925     1,608,481
Staten Island Bancorp, Inc. .........................      80,000     1,595,000
Sterling Financial Corporation ......................      44,000       748,000
Timberland Bancorp ..................................      52,900       648,025
                                                                    -----------
                                                                      6,838,881
                                                                    -----------
SECURITY PRODUCTS & SERVICES -- 4.7%
Checkpoint Systems, Inc. (a) ........................     115,800     1,433,025
Sensormatic Electronics Corporation (a) .............     156,200     1,083,638
                                                                    -----------
                                                                      2,516,663
                                                                    -----------
TRANSPORTATION -- 7.2%
Airborne Freight Corporation ........................      36,900     1,330,706
Circle International Group, Inc. ....................      24,750       507,375
Expeditors International Wash, Inc. .................      18,685       784,770
Fritz Companies, Inc. (a) ...........................      69,000       746,063
Pittston BAX Group ..................................      47,675       530,384
                                                                    -----------
                                                                      3,899,298
                                                                    -----------
UTILITIES -- 1.3%
El Paso Electric Company (a) ........................      82,850       724,938
                                                                    -----------

OTHER -- 4.5% .......................................                 2,413,952
                                                                    -----------

TOTAL COMMON STOCKS (Cost $47,685,259) ..............               $51,454,059
                                                                    -----------

MONEY MARKETS -- 9.2%
Star Treasury Fund (Cost $4,925,722) ................   4,925,722   $ 4,925,722
                                                                    -----------

TOTAL INVESTMENT SECURITIES -- 104.7% (Cost $52,610,981)            $56,379,781

LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.7)% .....                (2,512,866)
                                                                    -----------

NET ASSETS -- 100.0%                                                $53,866,915
                                                                    ===========

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Westport Funds
Westport, Connecticut

     We have audited the accompanying statements of assets and liabilities of The Westport Funds comprising, respectively, the Westport Fund and Westport Small Cap Fund, including the portfolios of investments, as of December 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Westport Funds as of December 31, 1998, the results of operations, the changes in net assets, and the financial highlights for the periods then ended, in conformity with generally accepted accounting principles.


                                                      /s/ Tait, Weller & Baker

Philadelphia, Pennsylvania
January 22, 1999

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                                                                              19

THE WESTPORT FUNDS

WESTPORT FUND
WESTPORT SMALL CAP FUND

SHAREHOLDER SERVICES
888-593-7878

INVESTMENT ADVISER
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

BOARD OF TRUSTEES
Raymond J. Armstrong
Stephen E. Milman
Edmund H. Nicklin, Jr.
Ronald H. Oliver
D. Bruce Smith, II

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

DISTRIBUTOR
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.